Preliminary Proxy Statement dated January 28, 1997.



                           SPARTA SURGICAL CORPORATION
                              Bernal Corporate Park
                       7068 Koll Center Parkway, Suite 401
                              Pleasanton, CA 94566

                               PROXY STATEMENT AND
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 27, 1997


To the stockholders of Sparta Surgical Corporation:

     A Special Meeting of the stockholders of Sparta Surgical Corporation (the "Company") will be held at the Company's executive offices, 7068 Koll Center Parkway, Suite 401, Pleasanton, CA 94566, on March 27, 1997, or at any adjournment or postponement thereof, for the following purposes:

          1. To reverse split the Company's Common Stock on the basis of one share for each six shares outstanding.

          2. To reduce the number of authorized shares of Common Stock from 30,000,000 shares to 8,000,000 shares.

          3. To reduce the number of authorized shares of Preferred Stock (the "Preferred Stock") from 5,000,000 shares to 750,000 shares.

          4. To transact such other business as may properly come before the Special Meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All stockholders of record of the Company as of the close of business on February 14, 1997 will be entitled to notice of and to vote at such Special Meeting or at any adjournment or postponement thereof.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Wm. Samuel Veazey

                                            Wm. Samuel Veazey
                                            Secretary


February 19, 1997

                                 PROXY STATEMENT


                           SPARTA SURGICAL CORPORATION
                              Bernal Corporate Park
                       7068 Koll Center Parkway, Suite 401
                              Pleasanton, CA 94566
                            Telephone: (510) 417-8812

                         SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 27, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sparta Surgical Corporation (the
"Company"), a Delaware corporation, of .002 par value Common Stock ("Common Stock") and $4.00 par value redeemable preferred stock (the "1992 Preferred Stock") to be voted at the Special Meeting of Stockholders of the Company ("Special Meeting") to be held at 11:00 A.M. on March 27, 1997, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all stockholders of the Company on or about February 19, 1997. The shares represented by all proxies that are properly executed and submitted will be voted at the Special Meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the proposed reverse stock split, the reduction in the authorized shares of Common Stock and the reduction in the authorized shares of Preferred Stock. The holders of a majority of the shares represented at the Special Meeting in person or by proxy will be required to approve all proposed matters.

     Any stockholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Special Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

                    VOTING SHARES AND PRINCIPAL STOCKHOLDERS

     The close of business on February 14, 1997 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting. On the record date, there were outstanding 4,582,492 shares of Common Stock, each share of which entitles the holder thereof to one vote on each matter which may come before the Special Meeting and 162,178 shares of 1992 Preferred Stock each share of which entitles the holder to two votes on each such matters. Cumulative voting is not permitted.

     A majority of the issued and outstanding shares entitled to vote, represented at the Special Meeting in person or by proxy, constitutes a quorum at any stockholders' meeting.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information concerning stock ownership of the Company's $.002 par value Common Stock by all persons known to the Company to own beneficially 5% or more of the outstanding shares of Common Stock, by each director, and by all directors and officers as a group, as of January 27, 1997 and prior to the proposed reverse stock split. None of the named individuals or any other executive officers own any shares of 1992 Preferred Stock or Series A Convertible Redeemable Preferred Stock ("1994
Preferred Stock") nor does any person own beneficially 5% or more of the outstanding shares of 1992 or 1994 Preferred Stock. For purposes of determining the percentage ownership of the individuals and group listed in the table, the 1992 Preferred Stock and the Common Stock have been treated as one class, since both classes are entitled to vote on all matters on which the Common Stock is entitled to vote. In such instances, each share of the 1992 Preferred Stock is entitled to two votes. The 1994 Preferred Stock has not been included as it is non-voting.

     The Company knows of no arrangements that will result in a change in control at a date subsequent hereto. Except as otherwise noted, the persons named in the table own the shares beneficially and of record and have sole voting and investment power with respect to all shares shown as owned by them, subject to community property laws, where applicable. Each stockholder's address is in care of the Company at 7068 Koll Center Parkway, Pleasanton, California 94566. The table reflects all shares of Common Stock which each individual has the right to acquire within 60 days from the date hereof upon exercise of options, warrants, rights or other conversion privileges or similar obligations.

                                           Number             Percent
                                        of Shares of        of Class of
                                           Common             Common
Name                                     Stock Owned        Stock Owned
----                                     -----------        -----------
Thomas F. Reiner(1)                       1,931,595            29.3%
Joseph Barbrie(2)                            75,000             1.5%
Wm. Samuel Veazey(2)                         76,875             1.5%
Michael Y. Granger(3)                        20,000              .4%
Allan J. Korn(3)                             15,000              .3%
Charles C. Johnston(4)                      380,000             7.4%
Arbora A.G.(5)                              562,500            10.4%
All officers and directors as a group
  (five persons)(6)                       2,118,470            31.2%

(1) Includes (i) 15,625 shares of Common Stock issuable upon exercise of options at $8.80 per share at any time until July 1, 1997; (ii) 75,000 shares issuable upon exercise of options at $2.25 per share at any time until February 14, 1999;
(iii) 200,000 shares issuable upon exercise of options at $2.25 per share at any time until February 28, 2004; (iv) 400,000 shares issuable upon exercise of options at $2.25 per share at any time until November 1, 1999; (v) 500,000 shares issuable upon exercise of options at $.40 per share at any time until December 4, 2003; and (vi) certain shares and options to purchase shares for which Mr. Reiner acts as trustee under a voting trust agreement. See footnote
(5), below. Does not include options to purchase 100,000 shares at $2.25 per share at any time until February 28, 2004 contingent upon the Company achieving certain goals.
(2) Includes 12,500 and 9,375 shares issuable upon exercise of options to Messrs. Barbrie and Veazey, respectively, at $8.00 per share until July 1, 1997; 12,500 and 17,500 shares issuable upon exercise of options to Messrs. Barbrie and Veazey, respectively, at $2.25 per share until February 14, 2004; and 50,000 shares issuable to each of Messrs. Barbrie and Veazey upon exercise of options at $.40 per share until December 4, 2003.

(3) Includes 10,000 and 5,000 shares of Common Stock issuable upon exercise of options to Messrs. Granger and Korn, respectively, at $2.25 per share at any time until February 14, 2004 and 10,000 shares of Common Stock each issuable upon exercise of options at $.40 per share until December 4, 2003.
(4) Includes shares and warrants owned by Mr. Johnston or by companies controlled by Mr. Johnston which entitle them to purchase up to 40,000 shares at $2.10 per share at any time until August 18, 1999, 50,000 shares at $.375 per share at any time until January 4, 1999 and 125,000 shares at $.50 per share at any time until July 18, 1999.
(5) Includes warrants to purchase up to 500,000 shares at $.47 per share issued to Arbora and related parties at any time until November 8, 1998 and 62,500 shares of Common Stock currently owned by Arbora. These warrants and shares are subject to a voting trust agreement which provides the Company's Chairman, President and Chief Executive Officer, Thomas F. Reiner with sole voting rights.
(6) Includes an aggregate of 1,877,500 shares of Common Stock issuable upon exercise of currently exercisable options.

                               REVERSE STOCK SPLIT

     The Company's Board of Directors has approved an amendment to its Certificate of Incorporation which provides for the implementation of a one share for each six shares reverse stock split of the Company's Common Stock. As a result of the reverse stock split, the number of outstanding shares of Common Stock would be reduced to 763,749 based upon the number of shares of Common Stock outstanding on the record date without giving effect to the rounding up to the next whole number of shares with respect to any fractional shares.

     If the reverse stock split is approved and effected, the Company will notify current stockholders of the filing of the applicable documents with the Secretary of State of Delaware and will furnish stockholders of record as of the close of business on such filing date with a letter of transmittal for use in exchanging such certificates. The Company's stockholders, promptly after the amendment to the Certificate of Incorporation becomes effective, must mail their certificates representing their Common Stock to the Company's Transfer Agent if they wish to obtain a new stock certificate giving effect to the reverse stock split.

     The Company has been advised that: (i) the proposed reverse stock split will not be a taxable transaction to the Company; (ii) the Company's stockholders will not recognize any gain or loss as a result of the reverse stock split; (iii) the aggregate tax basis of the Common Stock received by the stockholder pursuant to the reverse stock split will equal the aggregate tax basis of the stockholders' Common Stock prior to the reverse stock split; and
(iv) the holding period of the Common Stock received by the Company's stockholders will include the holding period of the stockholders' Common Stock before the reverse stock split, provided the Common Stock was a capital asset in the hands of such stockholder.

     The purpose of the reverse stock split is to increase the market price of the Company's Common Stock in order to remain in compliance with listing requirements of the Company's Common Stock on the Nasdaq SmallCap Market.

     The Board of Directors recommends that the Company's stockholders approve this amendment to the Certificate of Incorporation providing for a one share for six shares reverse stock split of all outstanding shares of the Company's Common Stock. A majority of the outstanding shares represented at the Special Meeting is required to approve the reverse stock split.

                      REDUCTION IN AUTHORIZED COMMON STOCK

     The Company's board of directors has approved, and recommends stockholder approval for, a proposal to reduce the number of authorized shares of Common Stock from 30,000,000 shares to 8,000,000 shares. The purpose of the proposed reduction of authorized shares is to reduce annual corporate franchise fees payable to the State of Delaware, the Company's state of incorporation. A majority of the outstanding shares represented at the Special Meeting and the approval by the Company's stockholders of the proposal to reverse split the Common Stock is required to approve the proposal to reduce the authorized shares of Common Stock from 30,000,000 to 8,000,000.

                     REDUCTION IN AUTHORIZED PREFERRED STOCK

     The Company's board of directors has approved, and recommends stockholder approval for, a proposal to reduce the number of authorized shares of Preferred Stock from 5,000,000 shares to 750,000 shares. The purpose of the proposed reduction of authorized shares is to reduce annual corporate franchise fees payable to the State of Delaware, the Company's state of incorporation. A majority of the outstanding shares represented at the Special Meeting is required to approve the proposal to reduce the authorized shares of Preferred Stock from 5,000,000 to 750,000.

                                 OTHER BUSINESS

     The management of the Company is not aware of any other matters which are to be presented to the Special Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the Special Meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

     The above notice and Proxy Statement are sent by order of the Board of Directors.

                                            Wm. Samuel Veazey

                                            Wm. Samuel Veazey
                                            Secretary

February 19, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                                      PROXY
                   FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                           SPARTA SURGICAL CORPORATION
                            TO BE HELD MARCH 27, 1997

     The undersigned hereby appoints Thomas F. Reiner as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Sparta Surgical Corporation held of record by the undersigned on February 14, 1997, at the Special Meeting of Stockholders to be held March 27, 1997, or any adjournment or postponement thereof.

     1. To reverse split the Company's Common Stock on the basis of one share for each six shares outstanding.

     For __________ Against __________ Abstain __________

     2. To reduce the number of authorized shares of Common Stock from 30,000,000 shares to 8,000,000 shares.

     For __________ Against __________ Abstain __________

     3. To reduce the number of authorized shares of Preferred Stock from 5,000,000 shares to 750,000 shares.

     For __________ Against __________ Abstain __________

     4. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Special Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER THE PROXY WILL BE VOTED FOR THE REVERSE STOCK SPLIT, THE REDUCTION IN AUTHORIZED SHARES OF COMMON STOCK AND THE REDUCTION IN AUTHORIZED SHARES OF PREFERRED STOCK.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
                                                     Signature

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY
CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
                                                     Signature, if held jointly

     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF STOCKHOLDERS. _____